UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): October 2, 2005

Plantronics, Inc.

(Exact name of Registrant as Specified in its Charter)

Delaware	1-12696	77-0207692
(State or Other Jurisdiction of Incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

345 Encinal Street
Santa Cruz, California 95060
(Address of Principal Executive Offices)

(831) 426-5858
(Registrant's Telephone Number, Including Area Code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On October 2, 2005, Plantronics, Inc. (“the Company”) issued a press release reporting an update to its estimates for the quarter ended September 30, 2005 to lower the range for revenues and earnings exclusive of the impact from its recently acquired wholly-owned subsidiary, Altec Lansing Technologies, Inc. (“Altec Lansing”) and also to provide estimates for the impact of the acquisition of Altec Lansing on the Company’s results of operations. A copy of this press release is furnished as Exhibit 99.1 to this current Report on Form 8-K.

The information contained herein, including Exhibit 99.1 attached hereto, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01 Other Events

On October 2, 2005, Plantronics, Inc. issued a press release announcing a 1,000,000 share repurchase program. A copy of this press release is furnished as Exhibit 99.2 to this current Report on Form 8-K

Item 9.01 Financial Statements and Exhibits

Exhibit	Description

99.1	Press release issued by Plantronics, Inc on October 2, 2005, reporting an update to estimates of revenues and earnings
99.2	Press release issued by Plantronics, Inc. on October 2, 2005, announcing a 1,000,000 share repurchase program

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIGNATURE

PLANTRONICS, INC.

Date: October 4, 2005	By:	/s/ Barbara Scherer
Barbara Scherer
Senior Vice President and Chief Financial Officer